General Information	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
General Information

1. General information

Mynaric AG (‘Company’) registered in Commercial Register at Munich Local Court (Reg. No. HRB 232763), has its registered office at Dornierstraße 19 in 82205 Gilching, Germany, and its administrative office at Bertha-Kipfmüller-Straße 2-8 in 81249 Munich, Germany. These consolidated financial statements as at and for the financial year ended December 31, 2023, comprise the Company and its controlled subsidiaries (together referred to as ‘Group’). The objective of the Group is the development, manufacture and sale of laser communication network equipment, software, systems, and solutions, particularly for aerospace applications and related products. The Group engages primarily in the manufacturing and sale of products and projects, and in the provision of services related to laser technology, particularly for applications in aerospace, and satellite services.